                                                                    Exhibit 23.1




               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated March 10, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-34258) and related Prospectus of NEN Life Sciences, Inc. for the registration of shares of its common stock.




                                                            /s/ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2000